UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 26, 2007
Date of Report (Date of earliest event reported)
BOARDWALK BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000-1354835	20-4392739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

201 Shore Road, Linwood, New Jersey	08221
(Address of principal executive offices)	(Zip Code)
(609) 601-0600
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Reorganization
Amendment No. 2 to Employment Agreement
Amendment No. 2 to Change in Control Agreement
Amendment No. 2 to Change in Control Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     On July 26, 2007, Boardwalk, Boardwalk Bank, the wholly owned banking subsidiary of Boardwalk Bancorp, Inc. (“Boardwalk”), Cape Savings Bank (“Cape Savings”), and Cape Bancorp, Inc. (“Cape Bancorp”), a new corporation being organized to facilitate the conversion of Cape Savings, entered into an Agreement and Plan of Reorganization (the “Merger Agreement”).
     Subject to the terms and conditions of the Merger Agreement, Boardwalk will be merged with and into Cape Bancorp with Cape Bancorp as the surviving entity (the “Merger”). Upon effectiveness of the Merger, each outstanding share of Boardwalk common stock, other than those shares owned by Boardwalk, Cape Bancorp, Cape Savings or their subsidiaries, will be converted into the right to receive either $23.00 in cash or 2.3 shares of Cape Bancorp common stock, subject to the election and proration procedures set forth in the Merger Agreement which require that 50% of the merger consideration will consist of Cape Bancorp common stock and 50% of the merger consideration will consist of cash. Upon completion of the Merger, all Boardwalk stock options outstanding immediately prior to the effectiveness of the Merger will be cancelled in exchange for a cash payment equal to the excess of $23.00 over the per share exercise price multiplied by the number of shares that may be purchased pursuant to such stock option.
     The Merger Agreement contains customary representations, warranties and covenants of Boardwalk and Cape Bancorp, including, among others, covenants by Boardwalk to conduct its business in the usual, regular and ordinary course during the interim period between the execution of the Merger Agreement and completion of the Merger, and to call a meeting of Boardwalk shareholders to consider approval of the Merger Agreement, and covenants by Cape Bancorp and Cape Savings to take all reasonable steps necessary to complete the conversion of Cape Savings from mutual to stock form of organization. Boardwalk has also agreed not to solicit proposals relating to alternative business combination transactions or enter into or maintain discussions with a third party in connection with a proposal for an alternative business combination transaction; provided, however, that, prior to the date of the meeting of Boardwalk shareholders to consider approval of the Merger Agreement, Boardwalk directors are not prohibited from furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited written proposal for an alternative business combination transaction if the board of directors of Boardwalk, following consultation with its financial and legal advisors, determines in good faith that the alternative transaction may or could be superior to the Merger from a financial point of view and that the failure to furnish information to or enter into negotiations with the third person could cause the directors to breach their fiduciary duty to shareholders under applicable law. If Boardwalk determines that an alternative business combination is a superior proposal, Boardwalk may terminate the Merger Agreement to accept the superior proposal under the circumstances set forth in the Merger Agreement, subject to payment of a termination fee (as described below).
     Following the effective time of the Merger, Boardwalk directors Michael D. Devlin, Agostino R. Fabietti and Thomas K. Ritter will become members of the board of directors of Cape Bancorp and Cape Savings. Mr. Devlin will serve in the class of Cape Bancorp directors expiring in 2009, Mr. Fabietti will serve in the class of Cape Bancorp directors expiring in 2008 and Mr. Ritter will serve in the class of Cape Bancorp directors expiring in 2010. Each of Messrs. Devlin, Fabietti and Ritter will serve on the Cape Savings board of directors during their period of service on the Cape Bancorp board of directors. Subject to their fiduciary duties, the Cape Bancorp board of directors and the Cape Savings board of directors have agreed to take all necessary action to appoint Messrs. Devlin and Fabietti for a three-year term following expiration of their initial terms. If any of such former Boardwalk directors becomes unable or unwilling to serve as a nominee or a director for any reason either prior to his appointment or during his term of office, the remaining former Boardwalk directors will be entitled to designate a replacement acceptable to a majority of the directors of Cape Bancorp or Cape Savings.
     Completion of the Merger is subject to various conditions, including completion of the conversion of Cape Savings from mutual to stock form of organization, which conversion will require the approval of the depositors of Cape Savings and completion of a registered offering of shares of Cape Bancorp common stock in a subscription offering and, if necessary, a community offering and/or a syndicated community offering. Completion of the Merger is also conditioned on the approval of the Merger Agreement by Boardwalk’s shareholders, the receipt of required regulatory approvals, the delivery of a customary legal opinion as to the federal tax treatment of the Merger, and other customary conditions for transactions of this type.
     The Merger Agreement contains certain termination rights for the parties, including (i) the right of Cape Savings to terminate the Merger Agreement if Boardwalk has received a superior proposal for an alternative business combination and, in accordance with the Merger Agreement, the board of directors of Boardwalk has entered into an acquisition agreement with respect to such alternative business combination, terminated the Merger Agreement or withdrawn, failed to make or modified or qualified its recommendation with respect to the Merger in a manner adverse to Cape Savings and (ii) the right of Boardwalk to terminate the Merger Agreement at any time prior to the meeting of shareholders of Boardwalk called to consider the Merger Agreement if Boardwalk has received a superior proposal and, in accordance with the Merger Agreement, has made a determination to accept the superior proposal (subject to the right of Cape Savings to adjust the Merger Agreement in a manner which would enable Boardwalk to proceed with the Merger on such adjusted terms). In the event that Boardwalk or Cape Savings terminates the Merger Agreement under the circumstances relating to a superior proposal generally, or in the event that Boardwalk enters into an agreement with respect to an acquisition proposal within twelve months following certain other specified terminations of the Merger Agreement, Boardwalk will be required to pay Cape Bancorp or Cape Savings a termination fee of $5.0 million.
     The foregoing description of the Merger Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     The Merger Agreement contains representations and warranties made by and to the parties to the Merger Agreement as of specific dates. The assertions embodied in those representation and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise. Investors should read the Merger Agreement together with other information concerning Boardwalk that it publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).
     Additional Information About this Transaction
     The communication is being made in respect of the proposed merger transaction involving Boardwalk Bancorp, Inc. In connection with the proposed transaction, Boardwalk will be filing a proxy statement and relevant documents concerning the transaction with the SEC. SHAREHOLDERS OF BOARDWALK ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain free copies of the proxy statement and other documents when they become available by contacting Boardwalk by mail at Boardwalk Bancorp, Inc., 201 Shore Road, Linwood, New Jersey 08221, Attn: Joan B. Ditmars, Secretary or by telephone at (609) 601-0600. In addition, documents filed with the SEC by Boardwalk Bancorp, Inc. are available free of charge at the SEC’s website at www.sec.gov.
     Boardwalk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Boardwalk in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Boardwalk described above. Information regarding Boardwalk’s directors and executive officers is also available in its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on March 22, 2007. The document is available free of charge at the SEC’s website at www.sec.gov and from Boardwalk as described above.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Amendment to Employment Agreement. Michael D. Devlin, Chairman, President and Chief Executive Officer of Boardwalk, is party to an Employment Agreement, dated as of June 1, 1999, as amended by an Amendment No. 1 to Employment Agreement, dated as of June 1, 2007 (collectively, the “Amended Employment Agreement”), with Boardwalk Bank. The Amended Employment Agreement was further amended pursuant to an Amendment No. 2 to Employment Agreement, dated as of July 26, 2007 (the “Employment Amendment”), to further modify the definition of “Change in Control” in accordance with Section 409A of the Internal Revenue Code and to require a payment to Mr. Devlin upon the occurrence of a change in control without regard to whether Mr. Devlin has a termination of employment. The foregoing description is qualified by reference to the Amended Employment Agreement and the Employment Amendment, which are filed as exhibits hereto.
     Amendment to Change in Control Agreements. Wayne S. Hardenbrook, Executive Vice President and Chief Financial Officer of Boardwalk, and Guy A. Deninger, Executive Vice President and Chief Lending Officer of Boardwalk, are each party to a Change in Control Agreement, dated as of February 22, 2005, as amended by an Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007 (collectively, each an “Amended Change in Control Agreement”), with Boardwalk Bank. Each Amended Change in Control Agreement was further amended pursuant to an Amendment No. 2 to Change in Control Agreement, dated as of July 26, 2007 (each, a “Change in Control Amendment”) to further modify the definition of “Change in Control” in accordance with Section 409A of the Internal Revenue Code and to require a payment to each executive upon the occurrence of a change in control without regard to whether each executive has a termination of employment. The foregoing description is qualified by reference to each Amended Change in Control Agreement and Change in Control Amendment, which are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
2.1	Agreement and Plan of Reorganization, dated as of July 26, 2007, by and among Cape Bancorp, Inc., Cape Savings Bank, Boardwalk Bancorp, Inc. and Boardwalk Bank.

10.1	Employment Agreement, dated as of June 1, 1999, between Boardwalk Bank and Michael D. Devlin (incorporated by reference to Exhibit 10.3 of Boardwalk Bancorp’s Registration Statement of Form S-4, No. 333-132195).

10.2	Amendment No. 1 to Employment Agreement, dated as of June 1, 2007, between Boardwalk Bank and Michael D. Devlin (incorporated by reference to Exhibit 10.2 of Boardwalk Bancorp’s Current Report on Form 8-K filed on June 5, 2007).

10.3	Amendment No. 2 to Employment Agreement, dated as of July 26, 2007, between Boardwalk Bank and Michael D. Devlin.

10.4	Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Wayne S. Hardenbrook (incorporated by reference to Exhibit 10.4 of Boardwalk Bancorp’s Registration Statement of Form S-4, No. 333-132195).

10.5	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Wayne S. Hardenbrook (incorporated by reference to Exhibit 10.4 of Boardwalk Bancorp’s Current Report on Form 8-K filed on June 5, 2007).

10.6	Amendment No. 2 to Change in Control Agreement, dated as of July 26, 2007, between Boardwalk Bank and Wayne S. Hardenbrook.

10.7	Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Guy A. Deninger (incorporated by reference to Exhibit 10.5 of Boardwalk Bancorp’s Registration Statement of Form S-4, No. 333-132195).

10.8	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Guy A. Deninger (incorporated by reference to Exhibit 10.6 of Boardwalk Bancorp’s Current Report on Form 8-K filed on June 5, 2007).

10.9	Amendment No. 2 to Change in Control Agreement, dated as of July 26, 2007, between Boardwalk Bank and Guy A. Deninger.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK BANCORP, INC.

Dated: August 1, 2007

	By:	/s/ Michael D. Devlin Michael D. Devlin
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated as of July 26, 2007, by and among Cape Bancorp, Inc., Cape Savings Bank, Boardwalk Bancorp, Inc. and Boardwalk Bank

10.1	Employment Agreement, dated as of June 1, 1999, between Boardwalk Bank and Michael D. Devlin (incorporated by reference to Exhibit 10.3 of Boardwalk Bancorp’s Registration Statement of Form S-4, No. 333-132195)

10.2	Amendment No. 1 to Employment Agreement, dated as of June 1, 2007, between Boardwalk Bank and Michael D. Devlin (incorporated by reference to Exhibit 10.2 of Boardwalk Bancorp’s Current Report on Form 8-K filed on June 5, 2007)

10.3	Amendment No. 2 to Employment Agreement, dated as of July 26, 2007, between Boardwalk Bank and Michael D. Devlin

10.4	Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Wayne S. Hardenbrook (incorporated by reference to Exhibit 10.4 of Boardwalk Bancorp’s Registration Statement of Form S-4, No. 333-132195)

10.5	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Wayne S. Hardenbrook (incorporated by reference to Exhibit 10.4 of Boardwalk Bancorp’s Current Report on Form 8-K filed on June 5, 2007)

10.6	Amendment No. 2 to Change in Control Agreement, dated as of July 26, 2007, between Boardwalk Bank and Wayne S. Hardenbrook

10.7	Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Guy A. Deninger (incorporated by reference to Exhibit 10.5 of Boardwalk Bancorp’s Registration Statement of Form S-4, No. 333-132195)

10.8	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Guy A. Deninger (incorporated by reference to Exhibit 10.6 of Boardwalk Bancorp’s Current Report on Form 8-K filed on June 5, 2007)

10.9	Amendment No. 2 to Change in Control Agreement, dated as of July 26, 2007, between Boardwalk Bank and Guy A. Deninger